Exhibit 10.2

NEW YORK CITY TRANSIT AUTHORITY
CONTRACT MODIFICATION/CHANGE ORDER

Contract Number:	00D7815B	Modification/Change Order No.:	09

Purchase Order #:	A1235.09

Contract Title:	Access-A-Ride Paratransit Transportation Service

Contractor:	Atlantic Paratrans of NYC, Inc.

This Modification/Change Order, when properly executed, constitutes authorization to proceed with the changes described below and changes the amount of the contract as noted.

DESCRIPTION OF CHANGE

A.	Original Contract Amount:		$190,460,786.00
B.	Previous Change Amount (Estimated):
	Modification 1		$0.00
	Modification 2		$0.00
	Modification 3		$0.00
	Modification 4	<	$11,873,400.00	>
	Modification 5		$144,272.50
	Modification 6		$516,054.31
	Modification 7	<	$4,210,388.00	>
	Modification 8		$99,847,081.00
	Total of Contract Modifications:		$84,423,619.81
C.	Contract Amount Subtotal:		$274,884,405.81
D.	This Change Amount (Estimated):
	Modification 9		$0.00
E.	New Contract Amount (A+B+D):		$274,884,405.81

WHEREAS, the Contractor, Atlantic Paratrans of NYC, Inc., under the terms of Agreement 00D7815B, dated October 4, 2001, as modified by Modification Agreement 00D7815.001, dated January 11, 2002, as modified by Modification Agreement 00D7815B.002, dated May 10, 2002, as modified by Modification Agreement 00D7815B003 dated June 18, 2002, as modified by Modification Agreement 00D7815B.004 dated December 22, 2002, as modified by Modification Agreement 00D7815B.OO5 dated March 31, 2003, as modified by Modification Agreement 00D7815B.006 dated September 3, 2004, as modified by Modification Agreement 00D78I5B.007 dated December 6, 2004 and as modified by Modification Agreement 00D7815.008 dated November 16, 2006 (hereinafter the "Contract" or the "Agreement"), has contracted to provide Access-A-Ride Paratransit Transportation Service; and,

WHEREAS, due to the extraordinary budgetary circumstances now being confronted by the Authority, the Authority has requested and the Contractor has agreed to extend the term of its existing Contract for an additional five months (January 1, 2009 through May 31, 2009) at the current applicable rates, forgoing any price adjustment.

NOW, THEREFORE, the parties agree to modify the Contract as follows:

1.
The execution of this Modification Agreement shall not operate as a modification, waiver, or rescission of any provision of the Contract, or as a waiver of any rights under any Article of said Contract, except as expressly provided herein.

2.
The Contractor shall continue with all Work under this Contract from January l, 2009 through May 31, 2009 at the current applicable rates, foregoing the CPI price adjustments otherwise contemplated by Article 108.Bl.b of the Contract.

3.	All terms, covenants and conditions of the Contract, as changed/modified/supplemented to date, remain in full force and effect during the extension period.

*****

Contractor:	Atlantic Paratrans of NYC, Inc.	New York City Transit Authority
Signature:	/s/ Nathan Schlenker	Signature:	/s/ Ira Tillman
Name:	Nathan Schlenker	Name:	Ira Tillman
Title:	Chief Financial Off.	Title:	Senior Director
Date:	12-18-08	Date:	12/19/08

CONTRACTOR: PLEASE RETURN EXECUTED COPIES TO:

New York City Transit Authority
2 Broadway, 19th Floor, Room B19.113, New York, NY 10004
Attn: Linda Hanson, Procurement Specialist, 646-252-6062